UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2011

Farmers National Banc Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-12055	34-1371693
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-0555
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-533-3341

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2010, the Compensation Committee of Farmers National Banc Corp. (the "Company") approved a cash incentive compensation program (the "ICP") for certain of the employees of the Company’s wholly-owned subsidiary, The Farmers National Bank of Canfield ("Farmers Bank"), including Mark L. Graham, Senior Vice President and Senior Loan Officer for Farmers Bank. While the ICP is applicable to various types and levels of employees, the following summary is limited to the participation provisions applicable to Mr. Graham, who is a named executive officer of the Company, and is qualified in its entirety by reference to the full text of the ICP, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to the ICP, Mr. Graham is provided a target bonus opportunity of 30% of base salary, which is dependent upon the achievement of pre-established performance goals. Performance goals may be set in any of the following five general categories: (i) corporate goals; (ii) district goals; (iii) branch goals; (iv) group goals; and (v) individual goals. Pursuant to the ICP, Mr. Graham’s total opportunity can be based on any of the above types of goals and the mix and weighting of the types of goals may vary. For purpose of implementing the ICP, the Compensation Committee has delegated authority to an executive committee (the "Executive Committee") comprised of certain members of management, including the Company’s Chief Executive Officer, to establish applicable performance goals and implement the terms of the ICP. Goals may be adjusted during the course of the year by the Executive Committee for circumstances, including, but not limited to, restructurings, acquisitions and reclassifications.

For purposes of determining award payouts, the ICP generally provides for three levels (threshold, target and maximum) of achievement, with interpolation for awards achieved between levels. For performance reaching the threshold level, the ICP provides for a payout at 80% of the target award, while performance exceeding the target level by 10% or more (the maximum level) results in a payout of 110% of the targeted award amount. For performance below the threshold level, no award amount is paid for the particular performance metric. Participation in the ICP is generally on a calendar year basis, with performance goals and targets to be reviewed and modified on an annual basis.

Item 9.01 Financial Statements and Exhibits.

Incentive Compensation Program Document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

March 14, 2011	By:	Carl D. Culp

Name: Carl D. Culp
Title: Executive Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Incentive Compensation Program (filed herewith)